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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 16, 2004

 JOURNAL REGISTER COMPANY(Exact Name of Registrant as Specified in Its Charter)



     Delaware                          1-12955                 22-3498615
(State or Other Jurisdiction      Commission File Number     (I.R.S. Employer
  of Incorporation)                                         Identification No.)

                              50 West State Street
                         Trenton, New Jersey 08608-1298
          (Address of Principal Executive Offices, Including Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200

                                 Not Applicable
           Former Name or Former Address, if Changed Since Last Report


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Item 7.  Financial Statements and Exhibits

        (c)     Exhibits.

            99.1           Text of press  release  issued  by  Journal  Register
                           Company,   dated  July  16,  2004,   titled  "Journal
                           Register Company Announces Second Quarter Results"

Item 12.  Results of Operations and Financial Condition

On July 16, 2004, Journal Register Company announced its consolidated results of operations for the fiscal quarter ended June 27, 2004. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.


                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        JOURNAL REGISTER COMPANY


Date:  July 16, 2004                         By:/s/ Jean B. Clifton
                                                -------------------
                                                Jean B. Clifton
                                                Executive Vice President
                                                and Chief Financial Officer


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                                  Exhibit Index
                                  -------------

Exhibit Description
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99.1     Text of press release issued by Journal  Register  Company,  dated July
         16, 2004, titled "Journal Register Company Announces Second Quarter Results"